Land Use Rights, Net (Details) - Land use rights	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Land Use Rights, Net
Land use rights at cost	$ 20,863,018	¥ 144,726,756	¥ 144,726,756
Accumulated amortization	(2,056,588)	(14,266,551)	(11,433,974)
Total	18,806,430	130,460,205	133,292,782
Amount pledged as collateral for borrowings from the financial institutions	$ 1,283,686	¥ 8,904,935	¥ 5,581,879